UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2006

Commission File Number: 333 - 118398

SOUND REVOLUTION INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(state or other jurisdiction of incorporation or organization)

1511 West 40th Avenue, Vancouver, British Columbia, Canada V6M 1V7
(Address of principal executive offices)

(604) 780-3914
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Election of Director

On November 1, 2006, Sound Revolution Inc. appointed Garry Newman as Director of Sound Revolution Inc. (the “Company”). Mr. Newman’s appointment brings the number of members of the board to four.

Garry Newman currently serves on the Advisory Board of Music Therapy Foundation and Toronto Symphony Orchestra, Sonic Bloom. He has also previously served on the Board of East Coast Music Association, Canadian Country Music Association, Canadian Arts and Sciences Academy and Canadian Recording Industry Association. From 1998 – 2003, Mr. Newman served as the President and CEO of Warner Music Canada (“Warner”). Prior to this, Mr. Newman spent 13 years as the Senior Vice President, Sales and Marketing of Warner.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. - NONE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2006	SOUND REVOLUTION INC.
(Registrant)

By:	/s/ Penny Green
Penny Green, Director, Chair of the Board,
President, Chief Executive Officer,
Chief Financial Officer, Principal Accounting
Officer